EXHIBIT 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

CARROLLTON BANCORP

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Carrollton Bancorp (the “Company”) on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Randall M. Robey, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1)                    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period reflected therein.

Date	November 6, 2003	/s/ Randall M. Robey

Randall M. Robey
Treasurer, Executive Vice President & CFO